UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2007 (March 30, 2007)
AMERICAN OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1050 17th Street, Suite 2400, Denver, CO 80265

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code	(303) 991-0173
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On April 4, 2007, American Oil & Gas, Inc. (the “Company”) adopted a revised form of stock option agreement for issuances of awards under the Company’s 2006 Stock Incentive Plan. A copy of the form stock option agreement is attached hereto as Exhibit 10.1.

Item 2.02	Results of Operations and Financial Condition.
To the extent applicable, the information included under Item 7.01 below is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 to this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 3, 2007, the Board of Directors of the Company approved increases in the salaries of, and the granting of bonuses to, the Company’s President and Chief Financial Officer as follows: increasing the Company President’s, Andrew P. Calerich, annual salary to $180,000 and granting a bonus of $25,000; increasing the Company’s Chief Financial Officer’s, Joseph B. Feiten, annual salary to $170,000 and granting a bonus of $20,000.
The increase in salaries and granting of bonuses set forth above will be effective on May 1, 2007.

Item 7.01	Regulation FD Disclosure.
As disclosed in Item 2.02 above, on April 3, 2007, the Company issued a press release, which is attached as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 to this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 8.01. Other Events.
On March 30, 2007, the Company extended from March 30, 2007 to December 31, 2007 the expiration date of the outstanding warrants to purchase up to 675,000 shares of the Company’s common stock at $6.00 per share that were issued in 2005 in connection with the Company’s Series AA Convertible Preferred Stock private placement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.1	Form of Stock Option Agreement (2006 Stock Incentive Plan)
Exhibit 99.1	Press Release dated April 3, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2007	AMERICAN OIL & GAS, INC.
	By:	/s/ Andrew P. Calerich
Andrew P. Calerich, President

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Form of Stock Option Agreement (2006 Stock Incentive Plan)
Exhibit 99.1	Press Release dated April 3, 2007

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